                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                               DELAWARE VIP TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.  Title of each class of securities to which transaction applies:

      2.  Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4.  Proposed maximum aggregate value of transaction:

      5.  Total fee paid:

[ ]   Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:

            ____________________________________________________________

      3)    Filing Party:

            ____________________________________________________________

      4)    Date Filed:

            ____________________________________________________________

Delaware Investments (sm)
A member of Lincoln Financial Group (R)

                                 PROXY MATERIALS

                               DELAWARE VIP TRUST

Delaware VIP Balanced Series                   Delaware VIP International Value Equity Series
Delaware VIP Capital Reserves Series           Delaware VIP Large Cap Value Series
Delaware VIP Cash Reserve Series               Delaware VIP REIT Series
Delaware VIP Diversified Income Series         Delaware VIP Select Growth Series
Delaware VIP Emerging Markets Series           Delaware VIP Small Cap Value Series
Delaware VIP Global Bond Series                Delaware VIP Trend Series
Delaware VIP Growth Opportunities Series       Delaware VIP U.S. Growth Series
Delaware VIP High Yield Series


Dear Shareholder:

I am writing to let you know that a meeting of shareholders of the Delaware Investments mutual funds mentioned above (the "Funds") will be held on March 15, 2005. The purpose of the meeting is to vote on several important proposals that affect the Funds and your investment in them. The Meeting will be held concurrently with the meetings of shareholders of other within the Delaware Investments Family of Funds.

Each of the Funds is a separate series of Delaware VIP Trust (the "Trust"). The shares of the Funds are sold only to separate accounts of certain life insurance companies (each, a "Participating Insurance Company" and, collectively, the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (each, a "Variable Contract" and, collectively, "Variable Contracts") issued by the Participating Insurance Companies. The Participating Insurance Companies hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Funds. As a Variable Contract owner, you have the right to instruct the relevant Participating Insurance Company as to the manner in which the Fund shares attributable to your Variable Contract should be voted. This package contains information about the proposals being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card(s) or voting instruction form.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE YOUR SHARES OR SUBMIT YOUR VOTING INSTRUCTION FORM PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the respective Boards of Trustees. The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) or voting instruction form enclosed in this package. Be sure to sign the card or voting instruction form before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Delaware Investments at 1-800-[______________]. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

____________________
Jude T. Driscoll
Chairman and Chief Executive Officer

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

Below is a brief overview of the proposals to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement. If you need another copy of the Proxy Statement, please call Delaware Investments at 1-800-[______________].

We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You may be asked to vote on the following two proposals:

   1.  To Elect a Board of Trustees

   2.  To Approve the use of a "Manager of Managers" structure


PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES
----------

WHAT ROLE DOES THE BOARD PLAY?

The Trustees serve as the Funds' shareholders' representatives. Members of the Board of Trustees of the Trust (the "Board") are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review each Fund's performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Funds.

WHAT IS THE SIZE OF EACH BOARD AND WHAT DOES IT DO?

The Board currently consists of eight individuals. The Board's purpose is to ensure that the shareholders' best interests are protected in the operation of each Fund.

WHAT IS THE AFFILIATION OF THE BOARD AND DELAWARE INVESTMENTS?

Currently, there are seven "non-interested" Trustees and one "interested" Trustees serving on the Board. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with various entities under common control with Delaware Investments. There are nine nominees, including one nominee who would be deemed to be an "interested" Trustee. Of the remaining eight nominees, five persons currently serve as "non-interested" Trustees on the Board.

ARE BOARD MEMBERS PAID?

"Interested" Trustees are compensated by Delaware Investments and do not receive any compensation from the Funds. Non-interested Trustees have no affiliation with Delaware Investments and are compensated by each individual Fund. Each non-interested Trustee receives a fee for his or her service on the Board and, if applicable, for his or her service on a committee of the Board. You can find the compensation table, which details these fees, in the Proxy Statement.

PROPOSAL 2:  TO APPROVE THE USE OF THE "MANAGER OF MANAGERS" STRUCTURE
----------

WHAT IS THE "MANAGER OF MANAGERS" STRUCTURE?

The proposed "Manager of Managers" structure would permit Delaware Management Company ("DMC"), as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (as is currently required).

WHY AM I BEING ASKED TO VOTE ON THE "MANAGER OF MANAGERS" STRUCTURE AT THIS
TIME?

The employment of the "Manager of Managers" Structure is contingent upon either
(i) exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a "Manager of Managers" Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect Trustees and to vote on other matters, the Boards determined to seek shareholder approval of the "Manager of Managers" structure at the shareholders' meeting to avoid additional meeting and proxy solicitation costs in the future.

IF IT IS IMPLEMENTED, HOW WILL SHAREHOLDERS BENEFIT FROM THE "MANAGER OF MANAGERS" STRUCTURE?

The "Manager of Managers" structure is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. In particular, the Board believes that the employment of the "Manager of Managers" structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders.


                    COMMON QUESTIONS AND GENERAL INFORMATION

HAS THE BOARD APPROVED EACH PROPOSAL?

Yes. The Board has unanimously approved each of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of each Fund that you owned on December 10, 2004. As an owner of a Variable Contract having a contract value on December 10, 2004 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of the Fund, you are entitled to instruct the relevant Participating Insurance Company how each full share and fractional shares attributable to your Variable Contract should be voted.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form and mailing the card(s) or form in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Delaware at 1-800-1-800-[______________].

HOW DO I SIGN THE PROXY CARD(S) OR VOTING INSTRUCTION FORM?

Individual Accounts or    Owners should sign exactly as their names appear
Variable Contracts:       on the account registration shown on the card.

Joint Accounts or Joint   Either owner may sign, but the name of the person
Variable Contracts:       signing should conform exactly to a name shown in the
                          registration.

All Other Accounts and    The person signing must indicate his or her capacity.
Variable Contracts:       For example, if Ms. Ann B. Collins serves as a trustee
                          for a trust account or other type of entity, she should sign, "Ann B. Collins, Trustee."


HOW CAN I FIND MORE INFORMATION ON THE PROPOSALS?

You should read the Proxy Statement that provides details regarding the Proposals. If you have any questions, please call 1-800-[______________].

                        NOTICE OF MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 15, 2005

DELAWARE VIP BALANCED SERIES                     DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
DELAWARE VIP CAPITAL RESERVES SERIES             DELAWARE VIP LARGE CAP VALUE SERIES
DELAWARE VIP CASH RESERVE SERIES                 DELAWARE VIP REIT SERIES
DELAWARE VIP DIVERSIFIED INCOME SERIES           DELAWARE VIP SELECT GROWTH SERIES
DELAWARE VIP EMERGING MARKETS SERIES             DELAWARE VIP SMALL CAP VALUE SERIES
DELAWARE VIP GLOBAL BOND SERIES                  DELAWARE VIP TREND SERIES
DELAWARE VIP GROWTH OPPORTUNITIES SERIES         DELAWARE VIP U.S. GROWTH SERIES
DELAWARE VIP HIGH YIELD SERIES
                 (each, a separate series of Delaware VIP Trust)

         To the Shareholders of the each fund listed above (each, a "Fund" and, collectively, the "Funds"), each of which is a separate series of Delaware VIP Trust (the "Trust") and to the contract owners of Variable Contracts issued by Participating Insurance Companies (as defined below):

         NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of the Funds (the "Meeting") has been called by the Board of Trustees of the Trust and will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Meeting is being called for the following reasons:

         1. To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are:

              Thomas L. Bennett         Ann R. Leven
              Jude T. Driscoll          Thomas F. Madison
              John A. Fry               Janet L. Yeomans
              Anthony D. Knerr          J. Richard Zecher
              Lucinda S. Landreth

         2. To approve the use of a "manager of managers" structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

         3. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

         Proposal 1 and 2 set forth above are more fully described in the attached Proxy Statement.

         The shares of the Funds are sold only to separate accounts of certain life insurance companies (each, a "Participating Insurance Company" and, collectively, the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (each, a "Variable Contract" and, collectively, "Variable Contracts") issued by the Participating Insurance Companies. The Participating Insurance Companies hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Funds that are held in their separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

         If you are a shareholder of record of a Fund as of the close of business on December 10, 2004, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in the Fund should be voted. If you are a Variable Contract owner of record at the close of business on December 10, 2004, you have the right to instruct the relevant Participating Insurance Company as to the manner in which the Fund shares attributable to your Variable Contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Trustees,



                                          Richelle S. Maestro
                                          Secretary

December __, 2004


--------------------------------------------------------------------------------
  TO SECURE THE LARGEST POSSIBLE REPRESENTATION, PLEASE MARK YOUR PROXY CARD OR VOTING INSTRUCTION FORM, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
   REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS AND VOTING INSTRUCTION FORMS MUST BE RECEIVED BEFORE THE MEETING IN ORDER TO BE COUNTED.
      YOU MAY REVOKE YOUR PROXY OR VOTING INSTRUCTIONS BEFORE THE MEETING.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                TABLE OF CONTENTS


PAGE

WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?..................................1

PROPOSAL ONE:  TO ELECT A BOARD OF TRUSTEES.....................................
         Who are the Nominees for Trustee?......................................
         Board, Shareholder and Committee Meetings..............................
         Board Compensation.....................................................
         Officers
         Required Vote..........................................................

PROPOSAL 2:  TO APPROVE A MANAGER OF MANAGERS STRUCTURE.........................
         Why Am I Being Asked To Vote On this Proposal?.........................
         How does This Proposal Affect My Right To Vote on
         Subadvisory Agreements?................................................
         What Are the Conditions of the Order and the Rule?.....................
         What Are The Benefits To The Funds?....................................
         What Did the Board Consider in Reviewing This Proposal?................
         What vote is required to approve Proposal 2? ..........................

INDEPENDENT AUDITORS..........................................................

VOTING INFORMATION............................................................

PRINCIPAL HOLDERS OF SHARES...................................................

MORE INFORMATION ABOUT THE TRUST..............................................

COMMUNICATIONS TO THE BOARD OF TRUSTEES.......................................


EXHIBITS:
EXHIBIT A -         EXECUTIVE OFFICERS OF THE TRUST
EXHIBIT B -         OUTSTANDING SHARES AS OF DECEMBER 10, 2004
EXHIBIT C -         PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 10, 2004

                                 PROXY STATEMENT

                            DATED DECEMBER [27], 2004

Delaware VIP Balanced Series                   Delaware VIP International Value Equity Series
Delaware VIP Capital Reserves Series           Delaware VIP Large Cap Value Series
Delaware VIP Cash Reserve Series               Delaware VIP REIT Series
Delaware VIP Diversified Income Series         Delaware VIP Select Growth Series
Delaware VIP Emerging Markets Series           Delaware VIP Small Cap Value Series
Delaware VIP Global Bond Series                Delaware VIP Trend Series
Delaware VIP Growth Opportunities Series       Delaware VIP U.S. Growth Series
Delaware VIP High Yield Series
                 (each, a separate series of Delaware VIP Trust)

         This Proxy Statement solicits proxies to be voted at a Joint Meeting of Shareholders (the "Meeting") of each fund listed above (each, a "Fund" and, collectively, the "Funds"), each of which is a separate series of Delaware VIP Trust (the "Trust"). The Meeting has been called by the Board of Trustees of the Trust (the "Board" or the "Board of Trustees") to vote on the following proposals (each of which is described more fully below):

         (1) To elect a Board of Trustees; and

         (2) To approve the use of a "manager of managers" structure.

         The Meeting will be held concurrently with the meetings of shareholders of other within the Delaware Investments Family of Funds. The principal offices of the Trust is located at 2005 Market Street, Philadelphia, PA 19103. You can request a free copy of the Annual Report to Shareholders of the Funds for the fiscal year ended December 31, 2003 and the Semi-Annual Report to Shareholders for the semi-annual fiscal period ended on June 30, 2004, by calling 1-800-523-1918, or by writing to the Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

         The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Board, on behalf of each Fund, is soliciting these proxies.

         This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by certain life insurance companies (each, a "Participating Insurance Company" and, collectively, the "Participating Insurance Companies") from owners of certain variable annuity contracts and variable insurance policies (collectively, "Variable Contracts") having contract values on December 10, 2004 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of the Fund. For purposes of this Proxy Statement, the terms "you," "your," and "shareholder" refer to the direct shareholders of the Fund and to owners of Variable Contracts who invested in one or more of the Funds through their Variable Contracts.

         This Proxy Statement and forms of proxy card and voting instructions will first be sent to shareholders and variable contract owners on or about January [7], 2005.

         The Board urges you to complete, sign and return the proxy card or voting instruction form included with this Proxy Statement whether or not you intend to be present at the Meeting. It is important that you promptly return the signed proxy card or voting instruction form, as applicable, to help assure a quorum for the Meeting.


PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES

         You are being asked to elect a Board of Trustees.

         WHO ARE THE NOMINEES FOR TRUSTEE? The nominees for Trustee are: Thomas
L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. Each of the nominees (except for Messrs. Bennett and Zecher and Ms. Landreth) presently is a Trustee of the Trust.

         Mr. Fry, who is standing for election by shareholders for the first time, Messrs. Bennett and Zecher and Ms. Landreth were identified by independent executive search firms retained by the Trust's Nominating and Corporate Governance Committee (the "Nominating Committee"). The executive search firms identified individuals for consideration by the Nominating Committee based on the criteria described below. At the direction of the Nominating Committee, the executive search firm further evaluated and developed detailed background information for the individuals that the Nominating Committee identified as potential candidates for nominees. After reviewing this information, the Nominating Committee selected the nominees for recommendation to the Board. The Nominating Committee's process for evaluating nominees is described under "Board, Shareholder and Committee Meetings" below. Among the nominees standing for election, only Jude T. Driscoll would be deemed to be an "Interested Trustee." The remaining nominees would be deemed to be "Independent Trustees;" i.e., Trustees who are not "interested persons" of the Trust, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act").

         If elected, these persons will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the current Board. The following table provides certain background information for each nominee, including the number of Funds of the Trust and of all other registered investment companies in the Delaware Investments Family of Funds (the "Fund Complex") that the nominee oversees or will oversee.

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                      IN
                                           LENGTH OF                                 FUND
                          POSITION(S)     TIME SERVED          PRINCIPAL            COMPLEX
                           HELD WITH     AS A TRUSTEE    OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE      THE TRUST     OF THE TRUST        PAST 5 YEARS           TRUSTEE       HELD BY NOMINEE
----------------------- ---------------- -------------- ------------------------ -------------- ---------------------
NOMINEE FOR INTERESTED TRUSTEE

Jude T. Driscoll(1)        Chairman,       4 years -         CEO, Delaware            92                None
2005 Market Street       President and     Executive      Investments (since
Philadelphia, PA 19103       Chief          Officer       2003). Since August
41                         Executive                    2000, Mr. Driscoll has
                          Officer and      1 year -        served in various
                            Trustee         Trustee      executive capacities
                                                         at different times at
                                                        Delaware Investments(2)

                                                        Senior Vice President,
                                                        Research and Trading -
                                                            Conseco Capital
                                                        Management, Inc. (June
                                                           1998 - July 2000)


NOMINEES FOR INDEPENDENT TRUSTEE

Thomas L. Bennett           Nominee           Not         Manager - Tower One         84                None
2005 Market Street                        Applicable       LLC (June 1999 -
Philadelphia, PA 19103                                         Present)
57                                                             (Wireless
                                                            Communications)

                                                        Manager - Tower Bridge
                                                        Telecom LLC (June 2001
                                                              - Present)
                                                               (Wireless
                                                            Communications)

                                                          Managing Director -
                                                         Morgan Stanley & Co.
                                                         Incorporated (1996 -
                                                          March 2004). Since
                                                           January 1984, Mr.
                                                         Bennett has served in
                                                        various management and
                                                         executive capacities
                                                         at different times at
                                                          Miller, Anderson &
                                                         Sherred, LLP and its
                                                           successor, Morgan
                                                             Stanley & Co.
                                                             Incorporated

John A. Fry                 Trustee         3 years     President - Franklin &        92             Director -
2005 Market Street                                      Marshall College (June                    Community Health
Philadelphia, PA 19103                                      2002 - Present)                           Systems
44
                                                            Executive Vice
                                                        President - University
                                                        of Pennsylvania (April
                                                           1995 - June 2002)

Anthony D. Knerr            Trustee        11 years        Founder/Managing           92                None
2005 Market Street                                        Director - Anthony
Philadelphia, PA 19103                                    Knerr & Associates
65                                                         (1990 - Present)
                                                        (Strategic Counseling)

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                      IN
                                           LENGTH OF                                 FUND
                          POSITION(S)     TIME SERVED          PRINCIPAL            COMPLEX
                           HELD WITH     AS A TRUSTEE    OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE      THE TRUST     OF THE TRUST        PAST 5 YEARS           TRUSTEE       HELD BY NOMINEE
----------------------- ---------------- -------------- ------------------------ -------------- ---------------------
Lucinda S. Landreth         Nominee           Not          Chief Investment           84                None
2005 Market Street                        Applicable      Officer - Assurant,
Philadelphia, PA                                          Inc. (June 2002 to
19103                                                       December 2004)
52                                                        (Insurance Company)

                                                           Chief Investment
                                                        Officer - Fortis, Inc.
                                                          (September 1997 to
                                                              May 2001)
                                                         (Financial Services)

Ann R. Leven                Trustee        15 years     Treasurer/Chief Fiscal        92        Director - Systemax
2005 Market Street                                        Officer - National                            Inc.
Philadelphia, PA 19103                                      Gallery of Art
63                                                           (1994 - 1999)                       Director and Audit
                                                                                                     Committee
                                                                                                 Chairperson - Andy
                                                                                                 Warhol Foundation

Thomas E. Madison           Trustee        10 years         President/Chief           92         Director - Banner
2005 Market Street                                        Executive Officer -                          Health
Philadelphia, PA 19103                                    MLM Partners, Inc.
68                                                          (January 1993 -                      Director and Audit
                                                            Present) (Small                      Committee Member -
                                                        Business Investing and                   CenterPoint Energy
                                                              Counseling)
                                                                                                 Director and Audit
                                                                                                 Committee Member -
                                                                                                Digitial River Inc.

                                                                                                 Director and Audit
                                                                                                 Committee Member-
                                                                                                 Rimage Corporation

                                                                                                 Director - Valmont
                                                                                                  Industries, Inc.

Janet L. Yeomans            Trustee         5 years     Vice President/Mergers        92                None
2005 Market Street                                        & Acquisitions - 3M
Philadelphia, PA 19103                                   Corporation (January
56                                                          2003 - Present)

                                                         Ms. Yeomans has held
                                                          various management
                                                            positions at 3M
                                                        Corporation since 1983.

J. Richard Zecher,          Nominee           Not           Vice Chairman -           84         Director and Audit
Ph.D.                                     Applicable    Investor Analytics, LLC                  Committee Member -
2005 Market Street                                       (May 1999 to Present)                     OXiGENE, Inc.
Philadelphia, PA
19103                                                     Founder/Principal -
64                                                           Sutton Asset
                                                         Management (September
                                                           1998 to Present)

(1) Mr. Driscoll would be considered to be an "Interested Trustee" because he is an executive officer of the Trust's investment manager. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Trust's investment manager is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust's investment manager, principal underwriter/distributor and administrator.

       The following table shows each nominee's ownership of shares of investment companies within the Fund Complex as of October 31, 2004.

----------------------------------------- ---------------------------------- -----------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED INVESTMENT
                                          SHARES OF BENEFICIAL INTEREST OF     COMPANIES OVERSEEN BY TRUSTEE IN THE
            NAME OF NOMINEE                 THE FUNDS BENEFICIALLY OWNED                   FUND COMPLEX
----------------------------------------- ---------------------------------- -----------------------------------------
           INTERESTED NOMINEE
----------------------------------------- ---------------------------------- -----------------------------------------
            Jude T. Driscoll                             None                             Over $100,000
----------------------------------------- ---------------------------------- -----------------------------------------

------------------------------------------ --------------------------------- -----------------------------------------
          INDEPENDENT NOMINEES
------------------------------------------ --------------------------------- -----------------------------------------
            Thomas L. Bennett                            None                                  None
------------------------------------------ --------------------------------- -----------------------------------------
               John A. Fry                               None                             Over $100,000
------------------------------------------ --------------------------------- -----------------------------------------
            Anthony D. Knerr                             None                           $10,001 - $50,000
------------------------------------------ --------------------------------- -----------------------------------------
           Lucinda S. Landreth                           None                                  None
------------------------------------------ --------------------------------- -----------------------------------------
              Ann R. Leven                               None                             Over $100,000
------------------------------------------ --------------------------------- -----------------------------------------
            Thomas F. Madison                            None                           $10,001 - $50,000
------------------------------------------ --------------------------------- -----------------------------------------
            Janet A. Yeomans                             None                           $10,001 - $50,000
------------------------------------------ --------------------------------- -----------------------------------------
           J. Richard Zecher                             None                                  None
------------------------------------------ --------------------------------- -----------------------------------------

         BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During its last fiscal year, the Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

         The Trust has an Audit Committee for the purpose of meeting, at least annually, with the Trust's officers and independent auditors to oversee the quality of financial reporting and the internal controls of the Trust, and for such other purposes as the Board may from time to time direct. The Audit Committee of the Trust consists of the following three Trustees appointed by the
Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans, each of whom is an "Independent Trustee." Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. During the Trust's last fiscal year, the Audit Committee held five meetings.

         The Nominating Committee is currently comprised of Anthony D. Knerr, Chairperson; John H. Durham (who is retiring and therefore not standing for re-election); and John A. Fry, each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board. The Nominating Committee for the Trust held seven meetings during such Trust's last fiscal year.

         The Board has adopted a formal charter for their Nominating Committee setting forth such Committee's responsibilities. A current copy of the Nominating Committee's charter is available on the Trust's website at www.delawareinvestments.com.

         The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Anthony D. Knerr, Chairman of the Nominating Committee, c/o the Trust at 2005 Market Street,

Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

         The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

         The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trust's long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

         BOARD COMPENSATION. Each Independent Trustee receives compensation from the Trust and each other investment company in the Fund Complex of which he/she is a member of the board of trustees or directors, as describe more fully below. Interested Trustees are compensated by Delaware Management Company, the Funds' investment manager ("DMC"), and do not receive compensation from the Trust. Each Independent Trustee currently receives a total annual retainer of $70,000 for serving as a Trustee of all 32 registered investment companies within the Fund Complex, plus a $5,000 per day fee for each Board meeting attended (normally, there are four regular meetings, three of which are two-day meetings). The Coordinating Trustee for the Trust receives an additional annual retainer totaling $25,000. The chairperson of the Audit Committee receives an additional annual retainer of $10,000 and the chairperson of the Nominating Committee receives an annual retainer of $1,500. Each member of the Audit Committee receives an additional fee of $2,500 for each Audit Committee meeting attended, and each member of the Nominating Committee receives an additional fee of $1,700 for each Nominating Committee meeting attended. Prior to August 2004, the Trustees' fees were allocated equally per each of the investment companies in the Fund Complex, and the Trustees' retainers were allocated ratably among the investment companies in the Fund Complex based on net assets. After August 2004, the Trustees' fees and retainers were allocated ratably among the investment companies in the Fund Complex based on relative net assets.

         Under the terms of the Trust's retirement plan for the Independent Trustees, each Independent Trustee who, at the time of his or her retirement from all boards in the Fund Complex, has attained the age of 70 and has served on such boards for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Trustee or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to the Independent Trustees of the Fund Complex at the time of the person's retirement. If an eligible Independent Trustee of the Trust had retired as of October 31, 2004, he or she would have been entitled to annual payments in the amount of $70,000 from the Fund Complex, borne pro rata by the registered investment companies therein based on their relative net assets. The following table identifies the amount each Trustee received from the Trust and from the Fund Complex as a whole during the 12 months ended December 31, 2003 (the Trust's last completed fiscal year), as well as the estimated annual benefits upon retirement.

                                                Pension or
                                                Retirement
                                                 Benefits
                              Aggregate         Accrued as        Estimated        Total Compensation From Fund
                          Compensation from    Part of Trust   Annual Benefits    Complex for the 12 months ended
Trustee(1)                    the Trust          Expenses      Upon Retirement           December 31, 2003
------------------------- ------------------- ---------------- ----------------- ----------------------------------

JUDE T. DRISCOLL                 None              None              None                      None

WALTER P. BABICH(2)            $10,157             None            $70,000                   $ 94,233

JOHN H. DURHAM(2)              $ 8,777             None            $70,000                   $ 84,233

JOHN A. FRY                    $ 8,777             None            $70,000                   $ 68,829

ANTHONY D. KNERR               $ 8,875             None            $70,000                   $ 84,941

ANN R. LEVEN                   $ 9,830             None            $70,000                   $ 94,983

THOMAS E. MADISON              $ 9,298             None            $70,000                   $ 91,149

JANET L. YEOMANS               $ 9,298             None            $70,000                   $ 91,149

(1) Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Board of the Trust or any other investment company in the Fund Complex for the 12-month period ended on December 31, 2003.
(2) Messrs. Babich and Durham have announced their intention to retire from the Board effective as of the date of the Meeting and therefore are not standing for re-election.

         OFFICERS. The Board and the senior management of the Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trust: Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof. Exhibit A includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth above along with the other nominees. Exhibit A also identifies which of these executive officers are also officers of DMC. The above officers of the Trust own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC. They are considered to be "interested persons" of the Trust under the 1940 Act.

         REQUIRED VOTE. Provided that one-third percent (33?% ) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting ("Quorum"), the Trustees shall be elected by a plurality of the votes cast by shareholders of all Funds voting together.

               THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                            ALL NOMINEES FOR TRUSTEE



             PROPOSAL 2: TO APPROVE A MANAGER OF MANAGERS STRUCTURE


WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

         The Manager of Managers Structure (as defined below) is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a mutual fund, its investment manager and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

         To comply with Section 15 of the 1940 Act, a Fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's subadvisory agreement terminates because of an "assignment."

         Pursuant to the current Investment Management Agreement between the Trust and DMC (the "Investment Management Agreement"), DMC, subject to the supervision of the Board and approval of shareholders, serves as each Fund's investment manager. As such, DMC is responsible for, among other things, managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. DMC is permitted under the Investment Management Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which DMC is responsible under such Agreement. If DMC delegates investment advisory duties to a subadviser, DMC remains responsible for all advisory services furnished by the subadviser. Before DMC may engage a subadviser for a Fund, shareholders of the Fund must approve the agreement with such subadviser.

         The proposed "manager of managers" structure, however, would permit DMC, as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). The employment of the Manager of Managers Structure on behalf of a Fund, however, is contingent upon either (i) the Trust's and DMC's receipt of exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect a Board, the Board determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

         Adoption and use by a Fund of the Manager of Mangers Structure would only enable DMC to hire and replace a subadviser (or materially amend a subadvisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by a Fund to be increased without shareholder approval; or (ii) change DMC's responsibilities to a Fund, including DMC's responsibility for all advisory services furnished by a subadviser.

         At the Board's August 18-19, 2004 meeting, the Board, including a majority of the Independent Trustees, generally approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. While DMC and the Board do not currently expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by hiring one or more subadvisers to manage all or a portion of a Fund's portfolio, DMC and the Board do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund performance by introducing a different investment style or focus. The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

         DMC and the Board believe that the employment of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders-- for example, to engage a subadviser with a different investment style if deemed appropriate by DMC and the Board.

         Based on the above, the Board is hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to each Fund.

HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

         If Proposal 2 is approved, DMC in the future would be permitted to appoint and replace subadvisers for a Fund and to enter into, and approve amendments to subadvisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Trust and DMC of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of

Managers Structure. In all cases, however, (i) the Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements;
(ii) shareholder approval would not be necessary; (iii) DMC's responsibilities to a Fund would remain unchanged; and (iv) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, DMC will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by law.

         Subadvisory agreements with subadvisers that are affiliated with DMC ("Affiliated Subadvisers"), if any, generally would remain subject to the shareholder approval requirement. The Trust and DMC may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit DMC to enter into new or materially modify subadvisory agreements with Affiliated Subadvisers without shareholder approval. Therefore, under Proposal 2, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Subadvisers, subject to necessary regulatory relief.

         If Proposal 2 is not approved by a Fund's shareholders, then DMC would only enter into new or amended subadvisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to that Fund and its shareholders by that Fund's Board.

WHAT ARE THE CONDITIONS OF THE ORDER AND THE RULE?

         The Trust, in conjunction with the other registered investment companies within the Fund Complex, and DMC expect to file an exemptive application with the SEC [in the near future] requesting an order permitting DMC to employ a Manager of Managers Structure with respect to the mutual funds for which DMC serves as investment manager, including the Funds (the "Order"). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Trust and DMC to employ a Manager of Managers Structure with respect to the Funds without obtaining the Order (the "Proposed Rule"), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the Proposed Rule has not been adopted. In connection with seeking shareholder approval of Proposal 1, you are also being asked to approve Proposal 2 and permit the implementation of the Manager of Managers Structure for your Fund contingent upon the receipt by the Trust and DMC of the Order or the adoption of the Proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the Proposed Rule will be adopted.

         The Order would grant a Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trust and DMC may employ the Manager of Managers Structure with respect to a Fund, subject to certain conditions, including the approval of this Proposal 2 by the Fund's shareholders. Neither a Fund nor DMC would rely on the Order unless all such conditions have been met. Upon finalization of the Proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final rule's requirements. The ultimate conditions that would be included in the final rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the Rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

         (1) DMC will provide, pursuant to the Investment Management Agreement, general management services to a Fund, including overall supervisory responsibility of the general management and investment of the Fund's assets and, subject to review and approval of the appropriate Board, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets, (iii) allocate and, when appropriate, reallocate the Fund's assets among one or more subadvisers,
(iv) monitor and evaluate subadviser performance, and (v) implement procedures reasonably designed to ensure that subadvisers comply with the Fund's investment objective, policies and restrictions;

         (2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund's outstanding voting shares as defined in the 1940 Act;

         (3) The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The prospectus will prominently disclose that DMC has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement;

         (4) Within 90 days of the hiring of any new subadviser, the Fund will furnish its shareholders with an information statement containing all information about the new subadviser, including, as applicable, aggregate fees paid to DMC and Affiliated Subadvisers and aggregate fees paid to non-affiliated subadvisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (except as modified by the Order to permit the aggregate fee disclosure previously described);

         (5) No trustee or officer of the applicable Trust nor director or officer of DMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (i) ownership of interests in DMC or any entity that controls, is controlled by, or is under common control, with DMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser;

         (6) At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees;

         (7) Whenever a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which DMC or the Affiliated Subadviser derives an inappropriate advantage;

         (8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

         (9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the applicable Trust's Independent Trustees. The selection of such counsel will be placed within the discretion of the Independent Trustees;

         (10) DMC will provide the Board, no less frequently than quarterly, with information about DMC's profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter;

         (11) Whenever a subadviser is hired or terminated, DMC will provide the Board with information showing the expected impact on DMC's profitability;

         (12) DMC and a Fund will not enter into a subadvisory agreement with any Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;(1) and

         (13) The Order will expire on the effective date of the Proposed Rule, if adopted.

WHAT ARE THE BENEFITS TO THE FUNDS?

         The Board believes that it is in the best interests of each Fund's shareholders to allow DMC the maximum flexibility to appoint, supervise and replace subadvisers and to amend subadvisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and DMC have determined are necessary or desirable. These costs are often borne entirely by the Fund. If shareholders approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser, when the Board and DMC believe that the appointment would be in the best interests of the Fund and its shareholders.

         Although shareholder approval of new subadvisory agreements and amendments to existing subadvisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders' interests are protected whenever DMC would

--------
(1) As discussed above, however, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Subadvisers as well as subadvisers who are not affiliated with DMC, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief.

seek to select a subadviser or modify a subadvisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser's compliance with Federal securities laws and regulations.

WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

         In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

         (1) A Manager of Managers Structure will enable DMC to employ subadvisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which a Fund may invest;

         (2) A Manager of Managers Structure will enable DMC to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

         (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and DMC believe that such appointment would be in the best interests of Fund shareholders;

         (4) DMC would be directly responsible for (i) establishing procedures to monitor a subadviser's compliance with the Fund's investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers; and

         (5) No subadviser could be appointed, removed or replaced without Board approval and involvement.

         Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

WHAT VOTE IS NECESSARY TO APPROVE PROPOSAL NO. 2?

         Each Fund will vote separately on Proposal 2. Accordingly, Proposal 2 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 2. Such approval requires a Quorum and the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at such meeting of shareholders at which the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                            YOU VOTE "FOR" PROPOSAL 2

                               VOTING INFORMATION


HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

         Only shareholders of record of the Trust at the close of business on December 10, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal on behalf of Trust or a Fund are not received by the date of the Meeting, the Meeting with respect to that Proposal may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Trust or a Fund entitled to vote on a Proposal at the Meeting and present in person or by proxy (whether or not sufficient to constitute a Quorum) may adjourn the Meeting as to the Trust or a Fund for that Proposal. The Meeting may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one or more Proposals for the Trust or one or more Funds, but not necessarily for both Proposals or all Funds. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

         Abstentions will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote "against" Proposals 2, but will have no affect with respect to Proposal 1, which is the election of Trustees.

         The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described further above, each Participating Insurance Company, as the shareholder of record of the Funds' shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Companies just as any other shares for which the Participating Insurance Companies do not receive proper voting instructions.


HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

         You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card(s) or voting instruction in the enclosed postage paid envelope. If you return your signed proxy card(s), your votes will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card or voting instruction form, but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

         Variable contract owners should complete the enclosed voting instruction form and mail it in the enclosed postage paid envelope. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote "FOR" the Proposals. If you do not return a voting instruction form, your Participating Insurance Company will vote, if required, your shares in proportion to those for which timely instructions are received.

MAY I REVOKE MY PROXY OR VOTING INSTRUCTION?

         Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. Variable Contract owners may revoke previously submitted voting instructions by sending a written notice to their Participating Insurance Company expressly revoking their instructions, by signing and forwarding to their Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

         The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The outstanding shares of the Trust and the Funds thereof entitled to vote as of the Record Date are set forth in Exhibit B. Variable Contract owners of record at the close of business on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their variable contract should be voted.

WHAT OTHER SOLICITATIONS WILL BE MADE?

         This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds and the Participating Insurance Companies will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust asking you to vote.

WHO WILL PAY THE EXPENSES OF THE PROPOSALS?

         The costs of the of Proposals, including the costs of soliciting proxies, will be borne by the Trust.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

         The Trust is not required to, and does not intend to, hold regular annual shareholders' meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement and form or forms of proxy card or voting instruction form for the next shareholders' meeting, should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement and form or forms of proxy card or voting instruction form, or presented at the meeting.


                        MORE INFORMATION ABOUT THE TRUST

         Investment Manager. As described further above, DMC, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the investment manager for each of the Funds.

         Administration, Transfer Agency and Fund Accounting Services. Delaware Service Company, Inc. ("DSC"), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the administrator, shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides fund accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its transfer agency, shareholder services, fund accounting and administration services, DSC is paid fees by each Fund according to fee schedules that are the same for each retail Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund, including the Acquiring and Acquired Funds, on a pro rata basis.

         Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Service Class shares under their respective 12b-1 Plans (the Funds' Standard Class shares do not have 12b-1 Plans). The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

         Pursuant to a contractual arrangement with the Distributor, Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, Pennsylvania 19103, is primarily responsible for promoting the sale of Fund shares through insurance companies, broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of the Distributor and DMC.

                           PRINCIPAL HOLDERS OF SHARES

         On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof, of the Trust.

         To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of any class of any series of the Trust. Except as noted in Exhibit C, the Trust has no knowledge of beneficial ownership.

                              INDEPENDENT AUDITORS

         The firm of Ernst & Young LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trust. The Audit Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

         The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to the Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of the Trust is subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

         Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP's presence.

         AUDIT FEES. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and 2002 for the Trust were $167,200 and $173,250, respectively.

         AUDIT-RELATED FEES. The were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal years ended December 31, 2003 and 2002.

            The aggregate fees billed by Ernst & Young LLP for assurance and other services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the fiscal years ended December 31, 2003 and 2002 were $31,000 and $36,400, respectively. These audit-related services were as follows: Preparation of report concerning transfer agents' system of internal accounting control and related procedures; and preparation of procedures report to the Board in connection with the annual transfer agent contract renewals and in connection with the pass-through of internal legal costs relating to the operations of the Funds. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X.

         TAX FEES. The aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal years ended December 31, 2003 and 2002 were $25,000 and $21,850, respectively. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Fees were as follows: review of income tax returns and annual excise distribution calculations.

         There were no fees billed by Ernst & Young LLP for Tax-Related Services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended on December 31, 2003 and 2002.

         ALL OTHER FEES. There were no fees billed by Ernst & Young LLP for products and services provided by the independent auditors to the Trust for the Trust's last two completed fiscal years ended December 31, 2003 and 2002.

         There were no fees billed for any products and services other than those set forth above provided by Ernst & Young LLP to DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended December 31, 2003 and 2002.

         AGGREGATE NON-AUDIT FEES TO THE TRUST, DMC AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trust and to DMC and other service providers under common control with DMC, for the Trust's last two completed fiscal years ended December 31, 2003 and 2002 were $240,980 and $270,000, respectively.

         In connection with its selection of the independent auditors, the Audit Committee has considered Ernst and Young LLP's provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining the Ernst & Young LLP's independence.

                     COMMUNICATIONS TO THE BOARD OF TRUSTEES

         Shareholders who wish to communicate to the full Board may address correspondence to [Walter P. Babich,] Coordinating Trustee for the Trust, c/o the Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

                              EXHIBITS TO COMBINED

                                 PROXY STATEMENT

EXHIBIT
-------

Exhibit A - Executive Officers of the Trust

Exhibit B - Outstanding Shares as of December 10, 2004

Exhibit C - Principal Holders of Shares as of December 10, 2004

                                    EXHIBIT A

                         EXECUTIVE OFFICERS OF THE TRUST

         JOSEPH H. HASTINGS (AGE 54) Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services Corporation and Delaware General Management, Inc.; Executive Vice President/Chief Financial Officer/Treasurer/Director of Delaware Management Trust Company; Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.; Executive Vice President/Interim Chief Financial Officer/Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President/Interim Chief Financial Officer of Delaware International Holdings Ltd.; and Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P. During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

         RICHELLE S. MAESTRO (AGE 45) Executive Vice President/General Counsel/Secretary of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Lincoln Cash Management, and Delaware Capital Management (each a series of Delaware Management Business Trust); Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc., and LNC Administrative Services Corporation; Executive President/Deputy General Counsel/Director of Delaware International Holdings Ltd.; Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Business Trust and Delaware Distributors, L.P.; Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company; and Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

         MICHAEL P. BISHOF (AGE 40) Senior Vice President/Investment Accounting of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Advisers Ltd.; and Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                    EXHIBIT B

                   OUTSTANDING SHARES AS OF DECEMBER 10, 2004



                   FUND                                SHARES OUTSTANDING
--------------------------------------------------------------------------------

Delaware VIP Balanced Series                            [to be completed]

Delaware VIP Capital Reserves Series                    [to be completed]

Delaware VIP Cash Reserve Series                        [to be completed]

Delaware VIP Diversified Income Series                  [to be completed]

Delaware VIP Emerging Markets Series                    [to be completed]

Delaware VIP Global Bond Series                         [to be completed]

Delaware VIP Growth Opportunities Series                [to be completed]

Delaware VIP High Yield Series                          [to be completed]

Delaware VIP International Value Equity Series          [to be completed]

Delaware VIP Large Cap Value Series                     [to be completed]

Delaware VIP REIT Series                                [to be completed]

Delaware VIP Select Growth Series                       [to be completed]

Delaware VIP Small Cap Value Series                     [to be completed]

Delaware VIP Trend Series                               [to be completed]

Delaware VIP U.S. Growth Series                         [to be completed]

                                    EXHIBIT C

               PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 10, 2004


                   FUND                            PRINCIPAL HOLDER OF SHARES
--------------------------------------------------------------------------------

Delaware VIP Balanced Series                            [to be completed]

Delaware VIP Capital Reserves Series                    [to be completed]

Delaware VIP Cash Reserve Series                        [to be completed]

Delaware VIP Diversified Income Series                  [to be completed]

Delaware VIP Emerging Markets Series                    [to be completed]

Delaware VIP Global Bond Series                         [to be completed]

Delaware VIP Growth Opportunities Series                [to be completed]

Delaware VIP High Yield Series                          [to be completed]

Delaware VIP International Value Equity Series          [to be completed]

Delaware VIP Large Cap Value Series                     [to be completed]

Delaware VIP REIT Series                                [to be completed]

Delaware VIP Select Growth Series                       [to be completed]

Delaware VIP Small Cap Value Series                     [to be completed]

Delaware VIP Trend Series                               [to be completed]

Delaware VIP U.S. Growth Series                         [to be completed]

DELAWARE INVESTMENTS                                   Your prompt response will
                                                      save your Fund the expense
                                                         of additional mailings.

            Please fold and detach card at perforation before mailing

                               DELAWARE VIP TRUST
                          JOINT MEETING OF SHAREHOLDERS
                  FORM OF VOTING INSTRUCTIONS SOLICITED BY THE
                       [PARTICIPATING INSURANCE COMPANIES]


The undersigned hereby instructs [Participating Insurance Company] to vote the shares of the [Name of the Fund] (the "Fund"), a series of Delaware VIP Trust, attributable to the undersigned's variable annuity contract at the Meeting of Shareholders of the Fund to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd floor Auditorium, Philadelphia, Pennsylvania 19103, on March 15, 2004 at 4:00 P.M., E.T., or at any postponement or adjournments thereof, as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT [PARTICIPATING INSURANCE COMPANY] TO VOTE THE PROPOSALS AS MARKED AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



                                                    Date: ______________________

                                               NOTE: Please sign exactly as your
                                                      name appears on this card.
                                           When signing in a fiduciary capacity,
                                                such as executor, administrator,
                                              trustee, attorney, guardian, etc.,
                                              please so indicate.  Corporate and
                                                   partnership proxies should be
                                                  signed by an authorized person
                                                  indicating the person's title.



                                          Signature(s) (Title(s), if applicable)

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE


          * Please fold and detach card at perforation before mailing *

   Please refer to the Proxy Statement discussion of each of these proposals.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.     To elect the 9 nominees specified as Trustees:        FOR all
       Thomas L. Bennett, Jude T. Driscoll, John A.          nominees         WITHHOLD
       Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann    listed (except    Authority to
       R. Leven, Thomas F. Madison, Janet L. Yeomans       as marked to     vote for all
       and J. Richard Zecher                              the contrary at     nominees.
                                                              left).

                                                               [ ]               [ ]


       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
       ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
       THE NOMINEE(S) ON THE LINE BELOW.)

       -------------------------------------------------

2.     To approve the use of a "manager of managers"           FOR             AGAINST          ABSTAIN
       structure whereby the investment manager of the
       funds of the Trust will be able to hire and             [ ]               [ ]              [ ]
       replace subadvisers without shareholder
       approval.

DELAWARE INVESTMENTS                                   Your prompt response will
                                                      save your Fund the expense
                                                         of additional mailings.

            Please fold and detach card at perforation before mailing

                               DELAWARE VIP TRUST
                          JOINT MEETING OF SHAREHOLDERS
                     FORM OF PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richelle S. Maestro, Brian L. Murray, Jr., David P. O'Connor and Michael P. Bishof or any one of them, attorneys, with full power of substitution, to vote all shares of [Name of Series] (the "Fund"), a series of the Delaware VIP Trust (the "Trust"), as indicated above which the undersigned is entitled to vote at a Joint Meeting of Shareholders of the Trust to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103 on March 15, 2005 at 4 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Joint Meeting and the accompanying Proxy
Statement/Prospectus is hereby acknowledged.

                                                    Date: ______________________

                                               NOTE: Please sign exactly as your
                                                name appears on this proxy card.
                                           When signing in a fiduciary capacity,
                                                such as executor, administrator,
                                              trustee, attorney, guardian, etc.,
                                              please so indicate.  Corporate and
                                                   partnership proxies should be
                                                  signed by an authorized person
                                                  indicating the person's title.



                                          Signature(s) (Title(s), if applicable)

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE


          * Please fold and detach card at perforation before mailing *

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.     To elect the 9 nominees specified as Trustees:        FOR all
       Thomas L. Bennett, Jude T. Driscoll, John A.          nominees         WITHHOLD
       Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann    listed (except    Authority to
       R. Leven, Thomas F. Madison, Janet L. Yeomans       as marked to     vote for all
       and J. Richard Zecher                              the contrary at     nominees.
                                                              left).

                                                               [ ]
                                                                                 [ ]

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
       ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
       THE NOMINEE(S) ON THE LINE BELOW.)

       -------------------------------------------------

2.     To approve the use of a "manager of managers"           FOR             AGAINST          ABSTAIN
       structure whereby the investment manager of the
       funds of the Trust will be able to hire and             [ ]               [ ]              [ ]
       replace subadvisers without shareholder
       approval.